UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 29, 2023

THE BOEING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-442	91-0425694
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

929 Long Bridge Drive, Arlington, VA	22202
(Address of principal executive offices)	(Zip Code)

(703) 414-6338
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 Par Value	BA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 29, 2023, the Board of Directors (the "Board") of The Boeing Company (the "Company") amended the advance notice provisions of Article I, Sections 11.1 and 11.3 of the Company’s By-Laws (the “By-Laws”) to update the procedural and disclosure requirements applicable to director nominations and other business submitted by stockholders, by, among other things:

•supplementing the representations and information that stockholders are required to provide to the Company, including to disclose information about the stockholder’s principals and controlling related persons, to indicate whether the stockholder intends to solicit proxies in accordance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (“Rule 14a-19”), and, in such case, to provide certain related documentation and confirmations;
•adding a requirement that a stockholder seeking to nominate director(s) at a meeting deliver to the Company a written certification that it has met all applicable requirements of Rule 14a-19 no later than five business days prior to the applicable meeting;
•limiting the number of nominees a stockholder may nominate to the number of directors to be elected at the meeting;
•requiring that the information regarding the stockholder submitting a nomination and their nominees be true as of the record date and as of ten business days prior to the meeting date;
•requiring that any stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card that is a color other than white; and
•clarifying that the Board has the right to make a deficiency determination at any time, including after the Company has received proxies and votes, and that the Company may disregard any nomination or other business where the stockholder has failed to comply with the requirements of the By-Laws or any other applicable requirements, and that in the case of failure to comply with the requirements of Rule 14a-19, the related nomination shall be disregarded.

The amendments to the By-Laws also include certain other nonsubstantive changes.

The foregoing summary of the amendments to the By-Laws is subject to, and qualified in its entirety by, the By-Laws, as amended and restated on August 29, 2023, a copy of which is filed as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	By-Laws of The Boeing Company as amended and restated, effective August 29, 2023

104	104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY

By:	/s/ John C. Demers
John C. Demers
Vice President, Assistant General Counsel and Corporate Secretary

Dated: September 5, 2023